Long-term commitments	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Long-term commitments

32	Long-term commitments
(a)	Projects evaluation

On February 8, 2024, the Peruvian Government approved an extension of the deadline for the Accreditable Investment Commitment under the Magistral Transfer Contract from September 2025 to August 2028. As of December 31, 2024, the unexecuted Accreditable Investment Commitment was USD 323,000, and if not completed by August 2028, the potential penalty exposure could be USD 97,029.

In December 2021, the Company submitted a request for the Modification of the Environmental Impact Assessment (MEIA) for the Magistral Project to the National Environmental Certification Agency (SENACE), through the applicable legal process. During the approval process, the Peruvian Water Authority (ANA) and the Protected Natural Areas Service - (SERNANP) raised unfavorable observations. On May 24, 2024, SENACE formally rejected the MEIA (refer to note 31 for further information on the impairment test).

According to the contract, the Company is currently in direct negotiations with the relevant authorities to discuss the impact of this situation on the Project’s execution and expects to reach a solution in the coming months.

(b)	Environmental Guarantee for Dams

On December 30, 2023, Minas Gerais State published Decree 48,747 of 2023, which regulated the requirement for an environmental guarantee as provided for in Law 23,291 of February 25, 2019 (the State Policy for Dam Safety). This guarantee aims to ensure environmental recovery in the event of an accident or deactivation of dams and applies to all dams with the characteristics established by the law.

During the second quarter of 2024, the Decree was amended to modify, among other provisions, the deadline for mining companies to indicate the type(s) of guarantee method(s) they would use. The Company complied with this requirement in September 2024. The amendment also established that mining companies must present 50% of the chosen guarantees by the end of 2024.

Nexa’s obligation is to provide a guarantee in the amount of approximately USD 19,122 (BRL 118,411 thousand). On December 27, 2024, the Company provided 50% of the required guarantees, totaling approximately USD 9,561 (BRL 56,206 thousand), for all its structures in Minas Gerais through bank guarantees. The Company plans to provide an additional 25% by the end of December 2025 and the final 25% by the end of 2026, following the schedule previously established by the Decree.

However, on December 31, 2024, a new Decree was published, further amending the wording of Decree 48,747/2023. This amendment stipulated that the deadline for submitting guarantees would only begin after the environmental agency approves the proposal. Since the new Decree was published after Nexa submitted its guarantees, it will be necessary to await the environmental agency's analysis and address any adjustments required under the revised wording.